AGREEMENT AMONG SHAREHOLDERS
                                       OF
                                 ENTROPIN, INC.

Board of Directors
Entropin, Inc.
45926 Oasis Street
Indio, California 92201

Dear Sirs:

This letter is being delivered to you in connection with the Form SB-2 Registration Statement (the "Registration Statement") filed by Entropin, Inc., (the "Company") with the United States Securities and Exchange Commission (the "SEC"). In accordance with the Registration Statement, the holders of the Company's Common Stock whose shares are being registered thereby (including those of the undersigned) will be free-trading without restriction or limitation at the time of the Registration Statement being declared effective by the SEC (the "Effective Date").

The Company has advised the undersigned that securities underwriters and other sources of potential future funding of the Company may require that the undersigned and other shareholders set forth below agree to not offer or sell all or a portion of their shares of the Company's Common Stock. The Company has requested the undersigned to agree thereto.

Therefore, in consideration of each of the shareholders set forth below entering into this Agreement, the undersigned agrees not to offer, sell or contract to sell or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of the Company's Common Stock owned by the undersigned (or any securities convertible into, or exchangeable for, shares of the Company's Common Stock) for a period of 365 days following the Effective Date.

In the event that, during the term of this Agreement, the Company permits the sale or other disposition of a portion of shares (a "Permitted Disposition") by the undersigned shareholders, it shall do so on a pro rata basis. Since the shares are being registered in the Registration Statement, the shares will be free-trading upon a Permitted Disposition during the term of this Agreement, or a disposition after the expiration of this Agreement, provided that the Registration Statement is current at the time of a disposition. The Company hereby undertakes to use its best efforts to keep the Registration Statement current.

Yours very truly,
                                        /s/ Higgins D. Bailey and Shirley A.
                                            Bailey
Date:  June 29, 1998                    ------------------------------------
                                        Higgins D. Bailey and Shirley A.
                                        Bailey

                                        /s/ Higgins D. Bailey
Date:  June 29, 1998                    ------------------------------------
                                        Higgins D. Bailey, Pledgee


                                        /s/ James E. Wynn
Date:  June 29, 1998                    ------------------------------------
                                        James E. Wynn


                                        /s/ Donald Hunter
Date:  June 29, 1998                    ------------------------------------
                                        Donald Hunter,
                                        Trustee for the Donald Hunter
                                        Residuary Marital Trust


                                        /s/ Deloras Decker Hunter
Date:  June 29, 1998                    ------------------------------------
                                        Deloras Decker Hunter,
                                        Trustee of the Deloras Decker Hunter
                                        Generation Skipping Trust


                                        /s/ Dewey H. Crim/Virginia Crim
Date:  June 29, 1998                    ------------------------------------
                                        Dewey H. and Virginia Crim


                                        /s/ Caroline T. Somers
Date:  June 29, 1998                    ------------------------------------
                                        Caroline T. Somers


                                        /s/ Milton D. McKenzie
Date:  June 29, 1998                    ------------------------------------
                                        Milton D. McKenzie


                                        CapMac Eighty-Two Limited Partnership,


Date:  June 29, 1998                    By:/s/ Milton D. McKenzie
                                           ---------------------------------
                                           Milton D. McKenzie, General Partner





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

                                            /s/ Milton D. McKenzie
Date:  June 29, 1998                        -----------------------------------
                                            Milton D. McKenzie, Pledgee


                                            /s/ Chandler G. Brown
Date:  June 29, 1998                        -----------------------------------
                                            Chandler G. Brown


                                            Thomas T. Anderson Trust,


Date:  June 29, 1998                        By: /s/ Thomas T. Anderson
                                               --------------------------------
                                               Thomas T. Anderson, Trustee


                    AGREED TO AND ACCEPTED BY ENTROPIN, INC.




Date:  June 29, 1998                        By: /s/ Higgins D. Bailey
                                                -------------------------------
                                                 Higgins D. Bailey,
                                                 Chairman of the Board


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